================================================================================
                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               THE DLB FUND GROUP
                               ------------------
                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     5)  Total fee paid:
     -------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:
     -------------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     3)  Filing Party:
     -------------------------------------------------------------------------
     4)  Date Filed:
     -------------------------------------------------------------------------

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

[DLB Fund Group Letterhead]




To the Shareholders of The DLB Fund Group:

The attached proxy statement discusses a proposal to elect two (2) nominees as Trustees of the Trust. Information regarding the proposal to elect nominees as Trustees of the Trust is included in the attached Proxy Statement, which we encourage you to read carefully.

Although we would like each shareholder to attend the Special Meeting, we realize this is not possible. Whether or not you plan to attend, however, we need your vote, and urge you to complete the enclosed proxy and return it to us promptly. We look forward to receiving your vote in favor of the proposal to elect the nominees as Trustees of the Trust.

Thank you for your support of the Funds.

Sincerely,

/s/ Frank L. Tarantino
---------------------------
Frank L. Tarantino
President

                               THE DLB FUND GROUP
                     ONE MEMORIAL DRIVE, CAMBRIDGE, MA 02142

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of:
DLB Fixed Income Fund
DLB High Yield Fund
DLB Value Fund
DLB Core Growth Fund
DLB Enhanced Index Core Equity Fund
DLB Enhanced Index Growth Fund
DLB Enhanced Index Value Fund
DLB Technology Fund
DLB Small Company Opportunities Fund
DLB Small Capitalization Value Fund
DLB Stewart Ivory International Fund
DLB Stewart Ivory Emerging Markets Fund

            Please take notice that a Special Meeting of Shareholders of The DLB Fund Group (the "Funds") has been called to be held at the principal offices of The DLB Fund Group, located at One Memorial Drive, Cambridge, Massachusetts 02142, on Thursday, January 10, 2002 at 9:30 a.m. Eastern Time, for the following purposes:

            1) to elect nominees Kevin M. McClintock and Steven A. Kandarian as
               Trustees of the Trust, and

            2) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

            Each shareholder of record of the shares of the Funds at the close of business on November 14, 2001 is entitled to receive notice of and to vote at the meeting or any adjournment thereof, and is invited to attend the Special Meeting in person.

            If you do not expect to attend, you are requested to complete, date and sign the enclosed proxy card(s) and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees. You may revoke your proxy at any time prior to its use. Therefore, by appearing at the meeting and requesting revocation prior to the voting, you may revoke the proxy and vote in person.

            YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                            By order of the Board of Trustees

                                            /s/ John E. Deitelbaum
                                            ---------------------------------
                                            John E. Deitelbaum
                                            Clerk
Cambridge, Massachusetts
December 3, 2001

                               THE DLB FUND GROUP
                               ONE MEMORIAL DRIVE
                            CAMBRIDGE, MA 02142-1300



                                 PROXY STATEMENT
                                      FOR A
                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                              DLB FIXED INCOME FUND
                               DLB HIGH YIELD FUND
                                 DLB VALUE FUND
                              DLB CORE GROWTH FUND
                       DLB ENHANCED INDEX CORE EQUITY FUND
                         DLB ENHANCED INDEX GROWTH FUND
                          DLB ENHANCED INDEX VALUE FUND
                               DLB TECHNOLOGY FUND
                      DLB SMALL COMPANY OPPORTUNITIES FUND
                       DLB SMALL CAPITALIZATION VALUE FUND
                      DLB STEWART IVORY INTERNATIONAL FUND
                     DLB STEWART IVORY EMERGING MARKETS FUND
                           TO BE HELD JANUARY 10, 2002
                             9:30 A.M. EASTERN TIME

         This proxy statement is being furnished to the shareholders of the DLB Fixed Income Fund (the "Fixed Income Fund"), the DLB High Yield Fund (the "High Yield Fund"), the DLB Value Fund (the "Value Fund"), the DLB Core Growth Fund (the "Core Growth Fund"), the DLB Enhanced Index Core Equity Fund (the "Enhanced Index Core Equity Fund"), the DLB Enhanced Index Growth Fund (the "Enhanced Index Growth Fund"), the DLB Enhanced Index Value Fund (the "Enhanced Index Value Fund"), the DLB Technology Fund (the "Technology Fund"), the DLB Small Company Opportunities Fund (the "Small Company Opportunities Fund"), the DLB Small Capitalization Value Fund (the "Small Cap Value Fund"), the DLB Stewart Ivory International Fund (the "International Fund"), and the DLB Stewart Ivory Emerging Markets Fund (the "Emerging Markets Fund") (each a "Fund" and collectively, the "Funds"), each a series of The DLB Fund Group (the "Trust"), in connection with the solicitation of proxies by the Trust's Board of Trustees to be used at a Special Meeting of Shareholders (the "Special Meeting") to be held on January 10, 2002 at 9:30 a.m. Eastern Time, and any adjournments thereof, at the principal offices of the Trust located at One Memorial Drive, Cambridge, Massachusetts 02142. This proxy statement and the accompanying letter to shareholders from the President of the Trust, Notice of the Special Meeting of Shareholders and proxy cards are being mailed on or about December 3, 2001, to Shareholders of record on the Record Date of November 14, 2001 (the "Record Date"). The costs of the Special Meeting, including the solicitation of proxies by mail, telephone or electronic media by David L. Babson & Company Inc. ("Babson") employees, will be borne by Babson. None of the expenses relating to the Special Meeting will be borne by the Trust.

         The purpose of the Special Meeting is to ask the Shareholders of the Trust to:

            1) elect nominees Kevin M. McClintock and Steven A. Kandarian as
               Trustees of the Trust, and

            2) transact such other business as may properly come before the
               Special Meeting or any adjournment or adjournments thereof.

         The enclosed proxy card (a "Proxy Card"), if properly executed and returned, will be voted in accordance with the choices specified therein and will be included in determining whether there is a quorum to conduct the Special Meeting. In the event a quorum is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Ten percent of the shares entitled to vote shall constitute a quorum for the transaction of business. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original Special Meeting, without further notice. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted FOR the election of all nominees to the Board of Trustees of the Trust. The proxy may be revoked at any time prior to voting by (1) writing to the Clerk of the Trust at One Memorial Drive, Cambridge, Massachusetts 02142; (2) attending the Special Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

         The proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter that may properly come before the Special Meeting or any adjournments thereof. The Board of Trustees of the Trust does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

         VOTE REQUIRED: Pursuant to the Bylaws of the Trust, the Funds' Shareholders vote together as a single class, and election for each of the nominees for Trustee of the Trust will require an affirmative vote of a plurality of the votes cast at the Special Meeting in person or by proxy.

         Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust to act as election inspectors for the Special Meeting. The election inspectors will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. However, with respect to the election of Trustees, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal. With respect to any other proposals that may come before the Special Meeting, abstentions and broker non-votes will have the effect of a negative vote on the proposal. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

         SHARES OUTSTANDING ENTITLED TO VOTE: To be entitled to receive notice of and to vote at the Special Meeting, a shareholder must have owned shares of the Fixed Income Fund, High Yield Fund, Value Fund, Core Growth Fund, Enhanced Index Core Equity Fund, Enhanced Index Growth Fund, Enhanced Index Value Fund, Technology Fund, Small Company Opportunities Fund, Small Cap Value Fund, International Fund or the Emerging Markets Fund as of the Record Date. As of the Record Date, there were 64,954,976.340 votes eligible to be cast at this Special Meeting, attributable to each Fund as follows:

               Fixed Income Fund                         2,537,024.350
               High Yield Fund                           2,755,131.840
               Value Fund                                3,825,219.680
               Core Growth Fund                         13,393,054.300

               Enhanced Index Core Equity Fund           3,037,613.270
               Enhanced Index Growth Fund                2,505,403.480
               Enhanced Index Value Fund                 2,501,220.710
               Technology Fund                           2,547,207.640
               Small Company Opportunities Fund         16,307,819.800
               Small Cap Value Fund                      6,094,784.330
               International Fund                        6,487,556.880
               Emerging Markets Fund                     2,962,940.060

         On the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of each Fund. As of the Record Date, the following entities owned of record 5% or more of the outstanding shares of the specified Fund:

FIXED INCOME FUND(1)                                                 Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
Massachusetts Mutual Life                    1,087,188.972             42.85%
Insurance Company
Attn: Investment Accounting F339
1295 State Street
Springfield, MA 01111

Massachusetts Mutual Trust Company FSB         823,687.465             32.47%
City Place 1
185 Asylum Street, 34th Floor
Hartford, CT 06103-3408

The Montgomery Foundation                      135,807.362              5.35%
364 N. Whitewoman Street
Coshocton, OH 43812

HIGH YIELD FUND(1)                                                   Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
Massachusetts Mutual Holding Company         2,744,004.909             99.60%
1295 State Street
Springfield, MA 01011

VALUE FUND(1)                                                        Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
Massachusetts Mutual Life                    3,136,273.709             81.99%
Insurance Company
1295 State Street
Springfield, MA 01111

National City PA TTEE                          401,175.511             10.49%
U/A DTD 12/1/94
Allegheny County Police Pension Plan
Attn: Mutual Funds
P.O. Box 94984
Attn: Diane Oakley
Cleveland, OH 44101-4984

CORE GROWTH FUND(1)                                                  Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
Massachusetts Mutual Life                   10,803,367.543             80.67%
Insurance  Company
1295 State Street
Springfield, MA 01111

ENHANCED INDEX CORE EQUITY FUND(1)                                   Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
Massachusetts Mutual Life                    2,942,845.377             96.88%
Insurance Company
1295 State Street
Springfield, MA 01111

ENHANCED INDEX GROWTH FUND(1)                                        Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
Massachusetts Mutual Life                    2,500,000.000             99.78%
Insurance Company
1295 State Street
Springfield, MA 01111

ENHANCED INDEX VALUE FUND(1)                                         Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
Massachusetts Mutual Life                    2,500,000.000             99.95%
Insurance Company
1295 State Street
Springfield, MA 01111

TECHNOLOGY FUND(1)                                                   Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
Massachusetts Mutual Life                    2,504,605.230             98.33%
Insurance Company
1295 State Street
Springfield, MA 01111

SMALL COMPANY OPPORTUNITIES FUND(1)                                  Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
Massachusetts Mutual Life                   14,269,760.020             87.50%
Insurance Company
1295 State Street
MIP N328
Springfield, MA 01111

SMALL CAP VALUE FUND(1)                                              Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
Massachusetts Mutual Life                    4,057,795.246             66.58%
Insurance Company
1295 State Street
Springfield, MA 01111

Newton Retirement System                     1,399,269.476             22.96%
1000 Commonwealth Avenue
Attn: Kelly Byrne-Director
Newton Centre
Newton, MA 02459

M&I Trust TR                                   413,037.190              6.78%
Diocese Master TR
P.O. Box 2977
Attn: Mutual Funds
Milwaukee, WI 53202

INTERNATIONAL FUND(2)                                                Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
MAC & CO                                     1,938,350.857             29.88%
A/C VCBF 177002*
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

MAC & CO                                       927,833.754             14.30%
A/C #VSLF 1780022**
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Butler University                              868,290.172             13.38%
4800 Sunset Avenue
Indianapolis, IN 46208

Plymouth County Retirement System              825,666.650             12.73%
South Russell Street
Plymouth, MA 02380

Pittsfield Retirement System                   538,129.159              8.29%
City Hall
70 Allen Street
Pittsfield, MA 01201

JP Morgan Chase TR                             419,717.989              6.47%
U/A DTD 6/1/01
Bronx-Lebanon Hospital Center Master Trust
4 New York Plaza 2nd Floor
New York, NY 10004

Exeter Trust Company                           383,323.505              5.91%
1100 Chase Square
Rochester, NY 14604

EMERGING MARKETS FUND(1)                                             Percentage
Shareholder Name and Address                 Shares Owned              Owned
----------------------------                 ------------             -------
Massachusetts Mutual Life                    2,920,009.176             98.55%
Insurance Company
1295 State Street
Springfield, MA 01111

(1) Because Massachusetts Mutual Life Insurance Company and/or its affiliates own a majority of these Funds' shares, there will be a quorum at the Special Meeting and Massachusetts Mutual Life Insurance Company and/or its affiliates may be deemed to be control persons of these Funds.
(2) Because MAC & Co. owns more than 25% of this Fund's shares, it may be deemed to be a control person of this Fund.
*     Shares beneficially owned by Virginia Power Collectively Bargained VEBA
** Shares beneficially owned by Dominion Resources Salaried Employee Life Insurance VEBA

         Shares may be voted in person or by proxy. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless, at or prior to exercise of the proxy, the Trust receives a specific written notice to the contrary from any one of them.

         REPORTS TO SHAREHOLDERS: The Funds' most recent Semiannual Report for the 6-month period ended April 30, 2001 and Annual Report for the fiscal year ended October 31, 2000 have been mailed to shareholders of the Funds, and are available without charge upon request. The Funds' Annual Report for the fiscal year ended October 31, 2001, which will contain audited financial statements, will be mailed to shareholders on or about December 30, 2001. COPIES OF THIS ANNUAL REPORT WILL ALSO BE AVAILABLE, WITHOUT CHARGE, AFTER DECEMBER 30, 2001. SEMIANNUAL AND ANNUAL REPORTS MAY BE OBTAINED BY CALLING (1-888-722-2766) OR BY WRITING TO DLB FUND GROUP COORDINATOR, ONE MEMORIAL DRIVE, CAMBRIDGE, MASSACHUSETTS 02142.

                                  PROPOSAL (1)
                   TO ELECT NOMINEES AS TRUSTEES OF THE TRUST

         Two Trustees are proposed to be elected, each to hold office until his successor is elected and qualified or until his earlier death, resignation or removal. The two nominees for election as Trustees are Kevin M. McClintock and Steven A. Kandarian. Mr. McClintock is presently a Trustee of the Trust and has agreed to be nominated and, if elected, to continue to serve as a Trustee. He is an officer and Director of Babson. Mr. Kandarian has also agreed to be nominated, and, if elected, to serve as a Trustee. If either of the nominees should be unable to accept nomination or election, it is the intention of the persons named as attorneys-in-fact in the enclosed proxy to vote such proxy for the election of such other person or persons as the Board of Trustees of the Trust, in its discretion, recommends. The remaining Trustees, Messrs. Hugel, Nenneman and Phelps, have previously been elected by the shareholders of the Trust, and will not be elected at the Special Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

         Set forth below is certain information regarding each nominee for election as a Trustee.

INFORMATION ABOUT NOMINEES
------------------------------------------------------------------------------------------------------------------------------
NAME, AGE, PRINCIPAL OCCUPATION                       SERVED AS                         NUMBER OF FUNDS IN
AND OTHER DIRECTORSHIPS(1) HELD                       TRUSTEE OF THE                    FUND COMPLEX OVERSEEN BY
DURING THE PAST FIVE YEARS                            TRUST SINCE                       TRUSTEE OR NOMINEE FOR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
KEVIN M. MCCLINTOCK*, age 40                             1999                                       12
c/o David L. Babson & Company Inc.,
One Memorial Drive, Cambridge, MA 02142
Managing Director and Director,
David L. Babson & Company Inc.,
1999 -present; Managing Director,
Babson-Stewart Ivory International,
1999-present; Director of Equities
and Fixed Income, Dreyfus Corporation,
1995-1999; Managing Director, Aetna,
1985-1995.
------------------------------------------------------------------------------------------------------------------------------
STEVEN A. KANDARIAN**, age 49                                __                                       __
c/o Pension Benefit Guaranty Corporation,
1200 K N.W., Washington, D.C. 20005
Executive Director, Pension Benefit Guaranty Corp.,
(a federal pension agency) December 2001-present
Managing Director, Orion Partners, L.P.
(a private equity fund), 1993-November 2001; Chairman of
the Board, Allied Foods, Inc. (manufacturer and
distributor of pet food) 1993-1997.
------------------------------------------------------------------------------------------------------------------------------
(1) Directorships of companies that are required to report to the Securities and Exchange Commission or are registered as investment companies under the Investment Company Act of 1940. Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for at least five years.

*   Mr. McClintock is an "Interested Person" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), through his employment with the Funds' investment adviser, and affiliation with Babson-Stewart
    Ivory International, sub-adviser to the International Fund and the Emerging Markets Fund.

**  Allied Foods, Inc., a private corporation, filed a petition for bankruptcy under Chapter 11 in December 1997.

INFORMATION ABOUT CURRENT TRUSTEES

         Each of the following Trustees of the Trust will continue to serve in such capacity until his successor is elected and qualified or until his earlier death, resignation or removal.

------------------------------------------------------------------------------------------------------------------------------
NAME, AGE, PRINCIPAL OCCUPATION AND OTHER            SERVED AS TRUSTEE                  NUMBER OF FUNDS IN FUND
DIRECTORSHIPS(1) HELD DURING THE PAST FIVE YEARS     OF THE TRUST SINCE                 COMPLEX OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
CHARLES HUGEL, age 73                                    1994                                       12
Director of Eldorado Bancshares, Inc., a
commercial bank holding company; former
Chairman of the Board of Trustees, Lafayette
College; Chairman,  Asea BrownBoveri Inc.
(electrical equipmentand power systems)
1990-1991; Chairman, President  and CEO,
Combustion Engineering, Inc. 1982-1990;
Executive Vice President, American Telegraph
& Telephone Company 1978-1982; former
Director, Eaton Corp.  (industrial and electronic
products) and former Director, Pitney Bowes Inc.
------------------------------------------------------------------------------------------------------------------------------

INFORMATION ABOUT NOMINEES
------------------------------------------------------------------------------------------------------------------------------
NAME, AGE, PRINCIPAL OCCUPATION                       SERVED AS                         NUMBER OF FUNDS IN
AND OTHER DIRECTORSHIPS(1) HELD                       TRUSTEE OF THE                    FUND COMPLEX OVERSEEN BY
DURING THE PAST FIVE YEARS                            TRUST SINCE                       TRUSTEE OR NOMINEE FOR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
RICHARD NENNEMAN, age 72                                 1994                                       12
Currently sits on boards of various civic
associations. Editor-in-Chief, The Christian
Science Monitor, 1988-1993; Senior Vice
President, Girard Bank, 1977-1982.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RICHARD PHELPS, age 73                                   1994                                       12
Chairman and CEO of Phelps Industries, Inc. (pet
and consumer  products);  Director, Superior Pet
Products, Ltd. (U.K.) and Superior Pet Products
(Aust.) Pty. Ltd; Director, Brisbane Bandits Baseball
Company; Director, Bio-Comp Corp. (manufacturer
of fertilizer); Director of Babson-Stewart Ivory
International Fund, an open end investment company*;
Member, Board of Overseers, Tufts University School
of Veterinary Medicine and Dean's Council, Harvard
Graduate School of Education.
------------------------------------------------------------------------------------------------------------------------------
(1) Directorships of companies that are required to report to the Securities and Exchange Commission or are registered as investment companies under the Investment Company Act of 1940. Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for at least five years.

*   The Babson Stewart Ivory International Fund is sub-advised by Babson-Stewart Ivory International, sub-adviser to the
    International Fund and the Emerging Markets Fund.

         The mailing address of each of the Trustees is c/o David L. Babson & Company Inc., One Memorial Drive, Cambridge MA 02142.

         Any Trustee may resign at any time and any Trustee may be removed at a special meeting of the Shareholders called for that purpose by a vote of at least a majority of the shares voted, if a quorum is present. In the event a vacancy on the Board of Trustees shall exist for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee. If at any time less than than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a Shareholders' Meeting for the purpose of electing Trustees to fill any exisiting vacancies in the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES

         The Board of Trustees of the Trust has an Audit Committee and a Nominating Committee, each of which is comprised of all of the Trustees who are not "interested persons" of the Trust. Currently, Messrs. Hugel, Nenneman and Phelps comprise the Audit and Nominating Committees. The Nominating Committee, pursuant to a Nominating Committee Charter adopted by the Board, makes nominations for Independent Trustees of the Trust, reviews committee assignments, monitors the performance of the Funds' legal counsel, and reviews and makes recommendations regarding Trustee compensation. The Nominating Committee held two meetings during the fiscal year ended October 31, 2001, including a meeting on October 17, 2001 at which it recommended the nomination of Steven A. Kandarian for election as Trustee. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Fund's accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; ascertains the independence of the Trust's independent auditors; and acts as liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee met three times during the fiscal year ended October 31, 2001. The full Board met four times during the fiscal year ended October 31, 2001. Each Trustee attended all of the Board and Committee meetings of which he is a member.


COMPENSATION OF TRUSTEES

         The following table lists the compensation paid to each of the Trustees by the Trust and Fund Complex during the Trust's fiscal year ended October 31, 2001. For purposes of this table, "Fund Complex" includes all funds that have a common or affiliated investment adviser.

                               COMPENSATION TABLE*

--------------------------------------------------------------------------------
                       AGGREGATE COMPENSATION       TOTAL COMPENSATION FROM THE
TRUSTEE                FROM THE TRUST               TRUST AND FUND COMPLEX
--------------------------------------------------------------------------------
Charles Hugel               $20,000                         $20,000
Richard  Nenneman           $20,000                         $20,000
Richard  Phelps             $20,000                         $20,000
                            -------                         -------
Total                       $60,000                         $60,000
                            =======                         =======
--------------------------------------------------------------------------------
* Includes an annual retainer and an attendance fee for each meeting attended. The Trust has no retirement or pension plan for its Trustees or officers. Mr. McClintock does not receive compensation from either the Trust or the Fund Complex in his capacity as Trustee. Mr. Phelps also received compensation for serving as Director to the Babson-Stewart Ivory International Fund, which is sub-advised by Babson-Stewart Ivory International, sub-adviser to the International Fund and the Emerging Markets Fund.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

          The executive officers of the Trust are employees of David L. Babson & Company Inc. or its affiliates. Certain information for the officers, including their employment information for the last five years, is listed in the chart that follows. Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for at least five years.

-------------------- ---------- ------------------------------------------------
NAME, AGE            POSITION   PRINCIPAL OCCUPATION
-------------------- ---------- ------------------------------------------------
FRANK L. TARANTINO   President  Managing Director, Chief Financial Officer and
age 57                          Director of David L. Babson & Company
                                Inc.,1997-present. Director, President,
                                Treasurer and Clerk of Babson Securities Corp.,
                                1997-present. President, Liberty Securities
                                Corporation, 1994-1997.
-------------------- ---------- ------------------------------------------------
DEANNE DUPONT        Treasurer  Managing Director and Treasurer of David L.
 age 47                         Babson & Company Inc.
-------------------- ---------- ------------------------------------------------
JOHN E. DEITELBAUM   Clerk      Second Vice President and Associate General
age 33                          Counsel (2000- present), MassMutual; Assistant
                                Clerk, Babson Securities Corp. (1999-present);
                                Counsel (2000-present), Assistant Clerk
                                (1999-present), Vice President and General
                                Counsel (1998-1999), David L. Babson & Company
                                Inc.; Counsel, MassMutual (1996-1998);
                                Associate, Day, Berry & Howard (law firm)
                                (1993-1996).
-------------------- ---------- ------------------------------------------------
MARY ELLEN WESNESKI  Vice       Managing Director of David L. Babson & Company
age 51               President  Inc. (1999-present); Senior Manager, Deloitte &
                                Touche LLP, (1996-1999); Vice President, BayBank
                                Investment Management, Inc. (1994-1996).
-------------------- ---------- ------------------------------------------------

         The mailing address of each of the officers is c/o David L. Babson & Company Inc., One Memorial Drive, Cambridge MA 02142.

         The Board of Trustees recommends that Shareholders of the Trust vote FOR the election of each nominee.

                             ADDITIONAL INFORMATION
                INVESTMENT ADVISER, UNDERWRITER AND ADMINISTRATOR

         INVESTMENT ADVISER: The Trust's investment adviser, David L. Babson & Company Inc. has its principal offices at One Memorial Drive, Cambridge, Massachusetts 02142, and 1295 State Street, Springfield, Massachusetts 01111. Babson is a wholly-owned subsidiary of DLB Acquisition Corp., a holding company that is a majority-owned subsidiary of MassMutual Holding Trust I, which in turn is a holding company and wholly-owned subsidiary of MassMutual Holding Company, a holding company and a wholly-owned subsidiary of MassMutual, a mutual life insurance company. Babson has entered into separate sub-advisory agreements with Babson-Stewart Ivory International ("BSII") with respect to the management of the investment portfolios of the International Fund and the Emerging Markets Fund. BSII is a Massachusetts general partnership that is owned 50% by Babson and 50% by Stewart Ivory & Co. (International) Ltd., a member of the Colonial First State UK Group and a wholly owned, indirect subsidiary of the Commonwealth Bank of Australia. BSII has its principal office at One Memorial Drive, Cambridge, MA 02142.

         UNDERWRITER: Babson Securities Corp. ("BSC"), a wholly-owned subsidiary of Babson, serves as the principal underwriter of the Funds. BSC has its principal office at One Memorial Drive, Cambridge, Massachusetts 02142.

         ADMINISTRATOR: Investors Bank and Trust Company ("IBT") serves as Administrator of the Funds. IBT's principal business address is 200 Clarendon Street, Boston MA 02116.

                                 OTHER BUSINESS

         While the Special Meeting has been called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that management intends to present or knows that others will present is the business set forth in the Notice of Special Meeting. If other matters lawfully come before the Special Meeting, and on all procedural matters at said Special Meeting, it is the intention that the proxies that do not include specific restrictions to the contrary shall be voted in accordance with the best judgment of the persons named as attorneys-in-fact in the proxy.

                              SHAREHOLDER PROPOSALS

         The Trust is not required to hold and will not ordinarily hold annual shareholder meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Trust's Declaration of Trust. Pursuant to rules adopted by the Securities and Exchange Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such special meetings, provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

 ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY CARD IN THE
  ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              OF THE DLB FUND GROUP
                                     FOR THE
                              DLB FIXED INCOME FUND


The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB Fixed Income Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[_]   For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: __________________________________________

[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              OF THE DLB FUND GROUP
                                     FOR THE
                               DLB HIGH YIELD FUND


The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB High Yield Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[ ]   For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: __________________________________________

[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              OF THE DLB FUND GROUP
                                     FOR THE
                                 DLB VALUE FUND

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB Value Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[_]   For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: __________________________________________

[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.

                                   PROXY CARD

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE
                                 DLB FUND GROUP
                                     FOR THE
                              DLB CORE GROWTH FUND

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB Core Growth Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[ ]   For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: __________________________________________

[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              OF THE DLB FUND GROUP
                                     FOR THE
                       DLB ENHANCED INDEX CORE EQUITY FUND

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB Enhanced Index Core Equity Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[_]   For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: __________________________________________

[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              OF THE DLB FUND GROUP
                                     FOR THE
                         DLB ENHANCED INDEX GROWTH FUND

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB Enhanced Index Growth Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[ ]   For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: __________________________________________

[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              OF THE DLB FUND GROUP
                                     FOR THE
                          DLB ENHANCED INDEX VALUE FUND

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB Enhanced Index Value Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[ ]   For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: __________________________________________

[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              OF THE DLB FUND GROUP
                                     FOR THE
                               DLB TECHNOLOGY FUND

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB Technology Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[_]   For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: __________________________________________

[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              OF THE DLB FUND GROUP
                                     FOR THE
                       DLB SMALL COMPANY OPPORTUNITES FUND

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB Small Company Opportunities Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[_]   For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: __________________________________________

[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              OF THE DLB FUND GROUP
                                    FOR THE
                       DLB SMALL CAPITALIZATION VALUE FUND

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB Small Capitalization Value Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[_] For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

     Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: ___________________________________________


[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              OF THE DLB FUND GROUP
                                     FOR THE
                      DLB STEWART IVORY INTERNATIONAL FUND

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB Stewart Ivory International Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[ ]   For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: __________________________________________

[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                              OF THE DLB FUND GROUP
                                     FOR THE
                     DLB STEWART IVORY EMERGING MARKETS FUND

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, to attend a Special Meeting of Shareholders of the DLB Stewart Ivory Emerging Markets Fund to be held January 10, 2002 at 9:30 a.m., Eastern time, at the principal offices of the Trust at One Memorial Drive, Cambridge, MA and at all adjournments thereof (the "Special Meeting"), and to vote the shares entitled to be voted by the undersigned at the Special Meeting and any adjournments thereof for the election of Trustees.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the aforementioned attorneys-in-fact and proxies are authorized to vote upon such other matters, if any, as may properly come before the Special Meeting.

This Proxy is solicited on behalf of the Board of Trustees which recommends a vote FOR electing all nominees for Trustee. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL TO ELECT THE NOMINEES AS TRUSTEES.

PLEASE MARK YOUR PROXY (BY PLACING AN "X" IN THE APPROPRIATE BOX), DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

1.    TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES OF THE TRUST:

      Kevin M. McClintock
      Steven A. Kandarian

[_]   For electing all nominees listed above.

[_]   For electing all nominees listed above, except as specified below to the contrary. To withhold authority to vote for any individual nominee, write that nominee's name below.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name here: __________________________________________

[_]   Withhold authority for all nominees listed.

[Insert Shareholder Name and Address here]








Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________

Shareholder Signature(s):_________________________________   Date: _____________
Print Name:  _____________________________________________
Title (if applicable): ___________________________________


Please sign exactly as your name or names appear. When signing as a joint tenant, all parties to the joint tenancy should sign. When signing as an attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

PLEASE RETURN THE COMPLETED, DATED AND SIGNED PROXY CARD IN THE ENCLOSED
ENVELOPE.